Exhibit 10.1

SUBSCRIPTION AGREEMENT

WHEELER REIT, L.P.

THE UNITS ACQUIRED HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, STATE SECURITIES LAWS OR THE LAWS OF ANY COUNTRY OUTSIDE THE UNITED STATES. ISSUANCE OF THE UNITS IS MADE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION. THE UNITS CANNOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED IN COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION THEREFROM.

IN MAKING AN INVESTMENT DECISION, THE INVESTOR MUST RELY ON ITS OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE UNITS AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS BEING OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Wheeler REIT, L.P.

Riversedge North

2529 Virginia Beach Blvd.

Suite 200

Virginia Beach, VA 23452

Ladies and Gentlemen:

A-C Development Club, LLC, a South Carolina limited liability company (the “Subscriber”), understands and acknowledges that Wheeler REIT, L.P., a Virginia limited partnership (the “Company”), is offering for issuance to the Subscriber an aggregate of 888,889 partnership common units (each, a “Unit” and, collectively, the “Units”) in the Company pursuant to this Subscription Agreement (the “Subscription Agreement”) and the Company’s Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).

The Subscriber understands and acknowledges that the Company has not retained counsel to represent the interests of the Subscriber, and that the Subscriber should consult with its own legal, tax and investment advisors regarding a potential purchase of Units.

The Subscriber acknowledges that the Subscriber is not acting on the basis of any representations or warranties other than those contained herein and understands that the offering of the Units (the “Offering”) is being made pursuant to one or more exemptions from registration and without registration of the Units under the Securities Act of 1933, as amended (the “Securities Act”), or any securities, “blue sky” or other similar laws of any state (“State Securities Laws”).

The Subscriber understands that the Company has been formed by Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “REIT”), which is the general partner of the Company. The Offering is being made in connection with the closing of the transactions contemplated by that certain Purchase and Sale Agreement, of even date herewith (as amended to date, the “Purchase Agreement”), by and among the Subscriber, A-C Financing, LLC, a South Carolina limited liability company, Litchfield Shops Financing, LLC, a South Carolina limited liability company, Ladson Crossing Financing, LLC, a South Carolina limited liability company, Devine Center Financing, LLC, a South Carolina limited liability company, Shoppes at Myrtle Park, LLC, a South Carolina limited liability company, WHLR-ACD Acquisition Company, LLC, a Delaware limited liability company, the Company, and the REIT (the “Transaction”)

1. Basic Transaction and Consideration. Pursuant to the terms of the Purchase Agreement, the Company is offering the Units pursuant hereto as partial consideration to the Subscriber in connection with the closing of the Transaction.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to and covenants with the Subscriber as follows:

(a) The Company is duly formed and is validly existing as a limited partnership under the laws of the Commonwealth of Virginia with full power and authority to conduct its business as currently conducted. The Company is duly qualified to do business and is in good standing under the laws of each jurisdiction where such qualification is required. The Company has full limited partnership power and authority to conduct the businesses in which it is engaged, to own and use the properties and assets that it purports to own or use and to perform its obligations.

(b) The issued and outstanding partnership units of the Company consist of 44,826,495 partnership common units (including 39,963,476 partnership common units held by the general partner of the Company), 529 Series A preferred units and 729,119 Series B preferred units. All outstanding partnership units have been duly authorized by the Company and are validly issued, fully paid and nonassessable. Upon issuance in accordance with the terms herein and in the Partnership Agreement, the Units will be duly authorized by the Company and will be validly issued, fully paid and nonassessable.

(c) The Company has provided the Subscriber with a true, correct and complete copy of the Partnership Agreement and the Certificate of Limited Partnership as filed with the Virginia State Corporation Commission, including any amendment or modification to any of the foregoing (the “Organizational Documents”). The Company is not in material violation of any of its Organizational Documents.

(d) Except such as would not, individually or in the aggregate, have a material adverse effect upon the Company, neither the execution and delivery of this agreement nor the performance of the transactions contemplated herein will, directly or indirectly, with or without notice or lapse of time: (a) materially violate any law typically applicable to the Company or any asset owned or used by the Company; (b) violate any Organizational Document; nor (c) violate, conflict with, result in a breach of, constitute a default under, result in the acceleration of or give any person the right to accelerate the maturity or performance of, or to cancel, terminate, modify or exercise any remedy under, any contract to which the Company is a party or by which the Company is bound or to which any asset of the Company is subject or under which the Company has any rights or the performance of which is guaranteed by any Company.

3. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company as follows:

(a) Accuracy of Information. All of the information provided by the Subscriber pursuant to this Subscription Agreement is true, correct and complete in all respects, and the Company shall be entitled to rely thereon.

(b) Organization and Authority. The Subscriber has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of organization. The Subscriber has the full right and authority to enter into this Subscription Agreement. The persons signing this Subscription Agreement on behalf of the undersigned are authorized to do so.

(c) Disclosure Advice. The Subscriber has either consulted the Subscriber’s own investment adviser, attorney or accountant about the investment and proposed purchase of any Units and its suitability to the Subscriber or chosen not to do so, despite the recommendation of that course of action by the Company. To the extent necessary, the Subscriber has retained, at the Subscriber’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits, risks and consequences of this Subscription Agreement and of purchasing and owning the Units. Any special acknowledgment set forth herein shall not be deemed to limit the generality of this representation and warranty. The Subscriber has received a copy of the form of the Partnership Agreement of the Company, a copy of which is attached as Exhibit A hereto, and the Subscriber understands the risks of, and other considerations relating to, a purchase of any Units, including that by its execution hereof, the undersigned shall become a party to, and bound by the Partnership Agreement. The Subscriber has been given access to, and prior to the execution of this Subscription Agreement the Subscriber was provided with an opportunity to ask questions of, and receive answers from, the Company’s officers and directors concerning the terms and conditions of the offering of Units, and to obtain any other information which the Subscriber and the Subscriber’s investment representative and professional advisors requested with respect to the Company and the Subscriber’s investment in the Company in order to evaluate the Subscriber’s investment and verify the accuracy of all information furnished to the Subscriber regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory.

(d) Investment Representation and Warranty. The Subscriber is acquiring the Subscriber’s Units for the Subscriber’s own account and not with a view to or for sale in connection with any distribution of all or any part of such Units. The Subscriber hereby agrees that the Subscriber will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of such Units (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Units) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, with any applicable state or other securities laws, and with the terms of the Partnership Agreement.

(e) Representation of Investment Experience and Ability to Bear Risk. The Subscriber (i) is knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Units and/or the shares of common stock, $0.01 par value per share, of the REIT underlying the Units (the “REIT Shares”) and of the business contemplated by the Company and the REIT, and is capable of evaluating the risks and merits of purchasing the Units and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Subscription Agreement and the Partnership Agreement, if any, and (ii) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

(f) Accredited Investor. The Subscriber is an accredited investor within the meaning of rule 501(a) of Regulation D promulgated under the Securities Act. The Subscriber shall have fully completed Exhibit B hereto.

(g) Residence. The Subscriber maintains the Subscriber’s domicile at the address shown in the signature page of this Subscription Agreement and the Subscriber is not merely transient or temporarily resident there.

(h) OFAC. The Subscriber, and all beneficial owners of Subscriber, are in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). For purposes of this subsection, “Person” shall mean any corporation, partnership, limited liability company, joint venture, individual, trust, real estate investment trust, banking association, federal or state savings and loan institution and any other legal entity, whether or not a party hereto. In addition, neither the Subscriber nor any of the beneficial owners of the Subscriber:

(i) is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);

(ii) has been indicted or arrested for money laundering or for predicate crimes to money laundering, convicted or pled nolo contendere to charges involving money laundering or predicate crimes to money laundering;

(iii) has been determined by competent authority to be subject to the prohibitions contained in the Orders;

(iv) is owned or controlled by, nor acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

(v) shall transfer or permit the transfer of any interest in the Subscriber or such parties to any Person who is, or whose beneficial owners are, listed on the Lists; or

(vi) shall assign this Subscription Agreement or any interest herein, to any Person who is listed on the Lists or who is engaged in illegal activities.

If the Subscriber obtains knowledge that the Subscriber, or any of Subscriber’s members, managers, directors or beneficial owners, become listed on the Lists or are indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering, the Subscriber shall immediately notify the Company.

(i) No Tax Representations. The Subscriber is aware that any federal and state tax benefits may be limited by rules regarding basis, amounts at risk, and passive losses, and that any federal and/or state income tax benefits which may be available to the Subscriber may be lost through the adoption of new laws or regulations, to changes to existing laws and regulations and to changes in the interpretation of existing laws and regulations. The Subscriber further represents that the Subscriber is relying solely on the Subscriber’s own conclusions or the advice of the Subscriber’s own counsel or investment representative with respect to tax aspects of any investment in the Company and that no representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to credits, profits, losses or cash flow which may be received or sustained as a result of this investment. The Subscriber is advised to consult its own tax advisors and counsel regarding the tax consequences of investment in the Company.

(j) Further Assurances. The undersigned agrees to furnish any additional information requested to assure compliance with the Securities Act, State Securities Laws and any other applicable Laws in connection with the transactions contemplated hereby.

4. Restrictions on Transfer or Sale of the Units.

(a) The Subscriber is acquiring the Units solely for the Subscriber’s own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Units. The Subscriber understands that the offer and the sale of the Units has not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction satisfies the requirements for such exemptions.

(b) The Subscriber understands that the Units are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission provide in substance that the Subscriber may dispose of the Units only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Subscriber understands that the Company shall have no obligation to register any of the Units purchased by the Subscriber hereunder (or the REIT Shares exchangeable for the Units) or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder) except as may be set forth in the Partnership Agreement or a separate registration rights agreement.

(c) The Subscriber agrees that: (i) the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Units or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Units under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; and (ii) the Company shall not be required to give effect to any purported transfer of any of the Units except upon compliance with the foregoing restrictions.

(d) Subscriber acknowledges that (i) the Units are not redeemable or exchangeable for cash or REIT Shares for a minimum of twelve (12) months after the date of issuance, and (ii) the Units have not been registered under the Securities Act and, therefore, unless registered under the Securities Act or an exemption from registration is available, must be held (and the Subscriber must continue to bear the economic risk of the investment in the REIT Shares and/or Units) indefinitely and may not be transferred or sold.

(e) The Units are subject to restrictions on beneficial and constructive ownership and transfer for the purpose of the REIT’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the REIT’s charter, (i) no person may beneficially or constructively own shares of the REIT’s common stock in excess of 9.8% (in value or number of shares) of the outstanding shares of common stock of the REIT unless such person is an excepted holder (in which case the excepted holder limit shall be applicable); (ii) no person may beneficially or constructively own shares of capital stock of the REIT in excess of 9.8% of the value of the total outstanding shares of capital stock of the REIT, unless such person is an excepted holder (in which case the excepted holder limit shall be applicable); (iii) no person may beneficially or constructively own capital stock that would result in the REIT being “closely held” under section 856(h) of the Code or otherwise cause the REIT to fail to qualify as a real estate investment trust; and (iv) no person may transfer shares of capital stock if such transfer would result in the capital stock of the REIT being owned by fewer than 100 persons.

5. Operating Partnership Agreement. By its signature hereto, the Subscriber will also be deemed to have signed and delivered, and will become a party to, the Partnership Agreement which is attached as Exhibit B hereto.

6. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent postage prepaid by registered or certified air mail or overnight air courier with guaranteed delivery, as follows:

(a) if to the Company, at the following address:

Wheeler REIT, L.P.

Riversedge North

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

(b) if to the Subscriber, at the address set forth on the signature page hereto, or

(c) at such other address as the Company or the Subscriber shall have specified by notice in writing to the other parties.

All notices and communications under this Subscription Agreement shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) ten (10) days during which federal banks are open for business in the United States (“Banking Days”) after being sent postage prepaid by registered or certified air mail; and (iii) two (2) Banking Days after delivery to the courier, freight prepaid, if sent by overnight air courier guaranteeing delivery. If a notice or communication is sent in the manner provided above within the time prescribed, it shall be deemed duly given, whether or not the addressee receives it.

7. Modification or Changes. The undersigned agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Closing which would cause any representation, warranty, covenant or other statement contained in this Subscription Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Closing.

8. Governing Law. This Subscription Agreement shall be governed and controlled as to the validity, enforcement, interpretations, construction and effect and in all other aspects by the substantive laws of the Commonwealth of Virginia, without regard to the conflicts of law provisions hereof. The sole venue for any dispute under this Subscription Agreement shall be courts of competent jurisdiction sitting in Norfolk, Virginia. The Subscriber hereby irrevocably and unconditionally submits to the jurisdiction of such courts and waives any objection to inconvenient forum or venue with respect to any dispute arising hereunder.

9. Severability. If any provision of this Subscription Agreement or the application thereof to the Subscriber shall be held invalid or unenforceable to any extent, the remainder of this Subscription Agreement shall be enforced to the greatest extent permitted by law.

10. Headings. The headings in this Subscription Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Subscription Agreement or any provision hereof.

11. Counterparts. This Subscription Agreement may be executed in any number of counterparts, whether by original signature or electronic transmission, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same original agreement.

A-C DEVELOPMENT CLUB, LLC

By:	Greenbax Enterprises, Inc., its Managing Member

	By:	/s/ David R. Schools
	Name:	David R. Schools
	Title:	President

ACCEPTED by the Company effective this 12th day of April, 2016.

WHEELER REIT, L.P.

By:	Wheeler Real Estate Investment Trust, Inc., its general partner

	By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer